                                                                   EXHIBIT 99.24

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN COMMON STOCK FUND, INC., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this  20th day of March, 1997.



                                               /s/John R. Galvin          (L.S.)
                                          ------------------------------
                                                 John R. Galvin

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN COMMON STOCK FUND, INC., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, her attorneys-in-fact and agent, with full power of substitution and resubstitution, for in her name and stead, in her capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this  20th  day of March, 1997.



                                           /s/Alice S. Ilchman          (L.S.)
                                    -----------------------------------
                                          Alice S. Ilchman

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN COMMON STOCK FUND, INC., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this  20th  day of March, 1997.



                                           /s/Frank A. McPherson       (L.S.)
                                    -----------------------------------
                                            Frank A. McPherson

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN COMMON STOCK FUND, INC., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 20th day of March, 1997.



                                              /s/John E. Merow           (L.S.)
                                          ------------------------------
                                              John E. Merow

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN COMMON STOCK FUND, INC., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, her attorneys-in-fact and agent, with full power of substitution and resubstitution, for in her name and stead, in her capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this  20th day of March, 1997.





                                            /s/Betsy S. Michel           (L.S.)
                                        ---------------------------
                                            Betsy S. Michel

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN COMMON STOCK FUND, INC., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this   1st  day of April, 1997.




                                            /s/William C. Morris        (L.S.)
                                        --------------------------
                                            William C. Morris

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN COMMON STOCK FUND, INC., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this  31st  day of March, 1997.



                                           /s/James C. Pitney           (L.S.)
                                        --------------------------
                                           James C. Pitney

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN COMMON STOCK FUND, INC., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this  31st  day of March, 1997.



                                           /s/James Q. Riordan          (L.S.)
                                        --------------------------
                                           James Q. Riordan

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN COMMON STOCK FUND, INC., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 1st day of April, 1997.



                                          /s/Ronald T. Schroeder        (L.S.)
                                        --------------------------
                                          Ronald T. Schroeder

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN COMMON STOCK FUND, INC., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this  20th  day of April, 1997.



                                           /s/Robert L. Shafer         (L.S.)
                                        --------------------------
                                           Robert L. Shafer

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN COMMON STOCK FUND, INC., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 20th day of April, 1997.



                                           /s/James N. Whitson        (L.S.)
                                        --------------------------
                                           James N. Whitson

                               POWER OF ATTORNEY
                               -----------------



KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of SELIGMAN COMMON STOCK FUND, INC., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to Registration Statement on Form N-1A and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this  1st  day of April, 1997.



                                             /s/Brian T. Zino        (L.S.)
                                        ---------------------------
                                             Brian T. Zino